UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

         DATE OF REPORT (Date of earliest event reported): July 16, 2002

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

         INDIANA                    000-31951                  35-1594017
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
    of incorporation)                                           No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)




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Item 7.        Financial Statements and Exhibits.

               (c) 99.1 press release, dated July 16, 2002


Item 9.        Regulation FD Disclosure

               On July 16, 2002, Monroe Bancorp issued a press release setting forth second quarter 2002 earnings and a financial summary. A copy of the press release is attached hereto and is hereby incorporated by reference.















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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 22, 2002.

                                 MONROE BANCORP



                                                  /s/ Gordon M. Dyott
                                                  ------------------------
                                                  Gordon M. Dyott
                                                  Executive Vice President
                                                  Chief Financial Officer













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                                  EXHIBIT INDEX



Exhibit Number    Exhibit
--------------    -------

99.1              Press Release, dated July 16, 2002